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                                STI CLASSIC FUNDS

                      STI CLASSIC MID-CAP VALUE EQUITY FUND

       STI CLASSIC EQUITY FUNDS A SHARES AND C SHARES (FORMERLY L SHARES)
                        STI CLASSIC EQUITY FUNDS I SHARES
           STI CLASSIC FUNDS FOR SUNTRUST RETIREMENT SERVICES CLIENTS

                         SUPPLEMENT DATED MARCH 3, 2006
                     TO THE PROSPECTUS DATED AUGUST 1, 2005

THIS SUPPLEMENT CONTAINS AN IMPORTANT NOTICE REGARDING A CHANGE TO THE STI CLASSIC MID-CAP VALUE EQUITY FUND'S PRINCIPAL INVESTMENT STRATEGY AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS.

Effective May 3, 2006 the STI Classic Mid-Cap Value Equity Fund's principal investment strategy will be to invest, under normal circumstances, at least 80% of its net assets in equity U.S. traded securities of mid-cap companies. The Adviser considers companies with market capitalizations between approximately $1 billion and $12 billion and companies included in the Russell Midcap(R) Value Index to be mid-cap companies.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE